UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

Advantage Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38990	83-4629508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8001 Forsyth Boulevard, Suite 1025
Clayton, Missouri		63105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (314) 655-9333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ADV	NASDAQ Global Select Market
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ADVWW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition of Chief Operating Officer, Experiential Services

On June 10, 2025, Andrea Young and Advantage Solutions Inc. (the “Company”) agreed to transition Ms. Young’s employment with the Company to support Ms. Young’s focus on her personal health and explore other business opportunities including potential board service. Effective as of June 30, 2025, Ms. Young will cease to serve as Chief Operating Officer, Experiential Services, and will continue with the Company as a non-executive employee assisting on certain projects. Effective as of June 30, 2025, Michael Taylor will become the Company’s Chief Operating Officer, Retailer and Experiential Services.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K, including any information furnished in connection therewith, that may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the commencement of employment by certain officers. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. These forward-looking statements generally are identified by the words “may,” “should,” “expect,” “intend,” “will,” “would,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

Detailed risk factors affecting the Company are set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 7, 2025 and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	June 11, 2025		ADVANTAGE SOLUTIONS INC.

		By:	/s/ Christopher Growe
Christopher Growe Chief Financial Officer